Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1)	Basis of presentation and use of estimates
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).
The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of its assets and liabilities, disclosures of contingent assets and liabilities at the balance sheet dates and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions reflected in the Company’s consolidated financial statements include, but are not limited to, revenue recognition, acquired intangible assets and related goodwill, recoverability and useful lives of property and equipment, intangible assets and goodwill, share-based compensation expenses, deferred tax assets and related valuation allowance, income tax uncertainties, provision for doubtful debts, impairment and valuation of investments. Management bases the estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities. Actual results could materially differ from these estimates. Certain amounts previously reported have been reclassified to conform to the current year presentation.
2)	Consolidation
The consolidated financial statements include the financial statements of the Company, its subsidiaries and the VIE subsidiary for which the Company is the primary beneficiary. All transactions and balances between the Company, its subsidiaries and the VIE subsidiary have been eliminated upon consolidation.
The Group has adopted Financial Accounting Standards Codification (“ASC”) Subtopic 810-10 (“ASC 810-10”), Consolidation: Overall. ASC 810-10 requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

PRC laws and regulations restrict foreign ownership of companies that operate online games. To comply with these foreign ownership restrictions, the Company operates its online games in the PRC through Giant Network, a variable interest entity which is majority owned by Mr. Yuzhu Shi and holds the license and approvals to operate online games in the PRC. Upon the Reorganization, a series of agreements was entered into amongst Zhengtu Information, Giant Network and Giant Network’s direct equity holders, which provides Zhengtu Information the ability to control Giant Network, including its financial interest, as described below.
Pursuant to the contractual arrangements with Giant Network, Zhengtu Information provides certain technical and consulting services and software licenses to Giant Network in exchange for fees. As Zhengtu Information contractually controls the management of Giant Network and Giant Network has granted an irrevocable proxy to Zhengtu Information or its designee, the Company through its wholly-owned equity interest in Zhengtu Information, in substance, has unilateral discretion in setting the fees charged to Giant Network. During the year ended December 31, 2008, 2009 and 2010, such fees totaled approximately RMB1,327,000,000, RMB989,000,000 and RMB1,135,000,000 (US$171,000,000) respectively, which represented substantially all of Giant Network’s operating profits throughout the years presented. As of December 31, 2010, the share capital and accumulated losses of Giant Network was RMB10,000,000 and RMB127,393,934, respectively; (2009: RMB10,000,000 and RMB63,597,791, respectively). Zhengtu Information has also undertaken to provide financial support to Giant Network to the extent necessary for its operations.
The principal services and software license agreements that Zhengtu Information has entered into with Giant Network are:
•	Online games software sales and licensing agreement, pursuant to which Zhengtu Information licenses online game software to Giant Network; and

•	Exclusive technical consulting and service agreement, pursuant to which Zhengtu Information provides exclusive technical and consulting services to Giant Network.
In addition, Zhengtu Information has entered into agreements with Giant Network and its equity holders with respect to certain shareholder rights and corporate governance matters that provide Zhengtu Information with the ability to control Giant Network. Pursuant to these contractual arrangements:

•	The equity holders of Giant Network have granted an irrevocable proxy of their voting rights underlying their equity interest in Giant Network to Zhengtu Information or its designee, which includes, but are not limited to, the sale or transfer of part or all of the equity interest in Giant Network and to exercise the right to appoint directors, general manager and other senior management of Giant Network;

•	Giant Network will not enter into any transaction that may materially affect its assets, liabilities, equity or operations without the prior written consent of Zhengtu Information;

•	Zhengtu Information may purchase the entire equity interest in, or all the assets of Giant Network, for a purchase price equal to the net assets of Giant Network or the minimum price permitted by PRC laws, if and when PRC laws are revised to permit such a transaction;

•	The equity holders of Giant Network have pledged their equity interest in Giant Network to Zhengtu Information to secure the payment obligations of Giant Network under all of the agreements between Giant Network and Zhengtu Information;

•	The equity holders of Giant Network will not transfer, sell, pledge or dispose of their equity interest in Giant Network without the prior written consent of Zhengtu Information; and

•	Giant Network will not distribute any dividend without the prior consent of Zhengtu Information.
In June 2007, Zhengtu Information and Giant Network entered into a supplementary agreement, whereby Zhengtu Information clarified the extent of financial support for the operations of Giant Network including, but not limited to, any losses incurred by Giant Network. Zhengtu Information also agrees not to demand any repayment of loans from Giant Network. While this supplementary agreement was signed in 2007, the intent and substance of all agreements signed in 2006 remained unchanged.
On July 22, 2007, Zhengtu Information entered into a supplementary agreement with Giant Network and its equity holders. While this supplementary agreement was signed in 2007, the intent and substance of all agreements signed in 2006 remained unchanged. Pursuant to the supplementary agreement:

•	All funds received by the equity holders of Giant Network or their designees (including but not limited to dividends and loans) will be remitted to Zhengtu Information and Giant Network respectively;

•	The exercise price of the option to purchase equity interest of Giant Network is revised to RMB10,000,000 or the lowest price permitted by PRC laws. Any consideration received by the equity holders of Giant Network or their designees from the sale will be remitted to Giant Network; and

•	All future amendments to the agreements, including, but not limited to, any adjustment of service and consulting fees, payment of dividends, and approval for extensions of loans, are required to be approved by the Board of Directors of the Company.
On August 27, 2007, Zhengtu Information entered into a supplementary agreement with Giant Network and its equity holders to clarify certain terms of certain Reorganization agreements. Pursuant to the supplemental agreement the irrevocable proxy granted by Giant Network to Zhengtu Information or its designee, which had an original term of ten years, will be automatically renewed for another ten years unless objected to by Zhengtu Information. The exercise price of the option to purchase equity interest of Giant Network is revised to the higher of RMB10,000,000 or the lowest price permitted by PRC laws. The intent and substance of the Reorganization agreements revised by this supplemental agreement remain unchanged.
Despite the lack of technical majority ownership, there exists a parent-subsidiary relationship between the Company and Giant Network through the irrevocable proxy agreement, whereby the equity holders of Giant Network effectively assigned all of their voting rights underlying their equity interest in Giant Network to the Company. In addition, through the other aforementioned agreements, the Company demonstrates its ability and intention to continue to exercise the ability to absorb substantially all of the profits and all of the expected losses of Giant Network. Thus, the Company is also considered the primary beneficiary of Giant Network. Accordingly, Giant Network’s results are consolidated in the Company’s financial statements.
ASC 810-10 requires a parent company deconsolidate a subsidiary or derecognizes a group of assets when that parent company no longer controls the subsidiary or group of assets. Upon deconsolidation of a subsidiary, an entity recognizes a gain or loss on the transaction and measures any retained investment in the subsidiary at fair value. The gain or loss includes any gain or loss associated with the difference between the fair value of the retained investment in the subsidiary and its carrying amount at the date the subsidiary is deconsolidated. In contrast, an entity is required to account for a decrease in its ownership interest of a subsidiary that does not result in a change of control of the subsidiary as an equity transaction.
3)	Foreign currency translation and transactions
The Company’s, its BVI and Hong Kong subsidiary’s functional currency is the United States dollars (“US$”). The functional currency of the Company’s PRC subsidiaries and the VIE subsidiary is the Chinese Renminbi (“RMB”), based on the criteria of ASC subtopic 830-10 (“ASC 830-10”), Foreign Currency Matters: Overall. The Company uses the RMB as its reporting currency. The Company uses the average exchange rate for the year and the exchange rate at the balance sheet date to translate its operating results and financial position, respectively. Translation differences are recorded in accumulated other comprehensive loss, a component of shareholders’ equity.
Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are remeasured into the functional currency at the exchange rates prevailing at the balance sheet date. The resulting realized and unrealized exchange gains and losses are included in the consolidated statements of operations and comprehensive income.
4)	Convenience translation
Amounts in US$ are presented for the convenience of the reader and are translated at the noon buying rate of US$1.00 to RMB6.6000 on December 31, 2010 in the City of New York for cable transfers of RMB as certified for customs purposes by the Federal Reserve Bank of New York. No representation is made that the RMB amounts could have been, or could be, converted into US$ at such rate.
5)	Long-term Investment and Investments in equity investees
Long-term investment represents cost method investments and equity method investments. In accordance with ASC subtopic 325-20 (“ASC 325-20”), Investments-Other: Cost Method Investments, the Equity Method of Accounting for Investments in Common Stock for investments in an investee over which the Company does not have significant influence, the Company carries the investment at cost and only adjusts for other-than-temporary declines in fair value and distributions of earnings. The management regularly evaluates the impairment of its cost method investments based on the performance and financial position of the investee as well as other evidence of estimated market values. Such evaluation includes, but is not limited to, reviewing the investee’s cash position, recent financing, projected and historical financial performance, cash flow forecasts and current and future financing needs. An impairment loss is recognized in the consolidated statements of operations equal to the excess of the investment’s cost over its fair value at the balance sheet date of the reporting period for which the assessment is made. The fair value would then become the new cost basis of investment. The impairment charge was nil for the years ended December 31, 2009 and 2010.

Investments in equity investees represent investments in entities in which the Company can exercise significant influence but does not own a majority equity interest or control are accounted for using the equity method of accounting in accordance with ASC subtopic 323-10 (“ASC 323-10”), Investments-Equity Method and Joint Ventures: Overall.
Under the equity method, the Company initially records its investment at cost and adjusts the carrying amount of the investment to recognize the Company’s proportionate share of each equity investee’s net income or loss into consolidated statements of operations after the date of acquisition. The difference between the cost of the equity investee and the amount of the underlying equity in the net assets of the equity investee is recognized as equity method goodwill included in equity method investment on the consolidated balance sheets. The Company evaluated the equity method investments for impairment under ASC 323-10. An impairment loss on the equity method investments is recognized in the consolidated statements of income when the decline in value is determined to be other-than-temporary.
6)	Cash, cash equivalents and short-term investments
Cash and cash equivalents represent cash on hand, demand deposits and money market fund placed with banks or other financial institutions. All highly liquid investments with a stated maturity of 90 days or less from the date of purchase are classified as cash equivalents. All highly liquid investments with stated maturities of greater than 90 days but less than 365 days, are mainly fixed rate time foreign deposits that are classified as short-term investments which are stated at their approximate fair value.
The Company accounts for its investments in accordance to ASC subtopic 320-10 (“ASC 320-10”), Investments-Debt and Equity Securities: Overall. ASC 320-10 classifies the investments in debt securities as “held-to-maturity”, “trading” or “available-for-sale”, whose classification determines the respective accounting methods stipulated by the accounting standard for financial instruments. The securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities. Trading asset investments include marketable debt instruments where the Company did not document its intention to hold the investments to maturity at acquisition and classified the investments as trading. Unrealized holding gains and losses for trading securities are included in earnings.
The securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity securities and are stated at amortized cost. For individual securities classified as held-to-maturity securities, the Company evaluates whether a decline in fair value below the amortized cost basis is other than temporary in accordance with the Company’s policy and ASC 320-10. If the Company concludes that it does not intend or is not required to sell an impaired debt security before the recovery of its amortized cost basis, the impairment is considered temporary and the held-to-maturity securities continue to be recognized at the amortized costs.

When the Company intends to sell an impaired debt security or it is more likely than not that it will be required to sell prior to recovery of its amortized cost basis, an other-than- temporary impairment loss equal to the entire excess of the debt security’s amortized cost basis over its fair value is recognized at the balance sheet date.
Dividend and interest income, including amortization of the premium and discount arising at acquisition, for all categories of investments in securities are included in earnings. Any realized gains or losses on the sale of the investments are determined on a specific identification method, and such gains and losses are reflected as a component of interest income.
7)	Property and equipment
Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the following estimated useful lives:

Computer equipment	5 years
Leasehold improvements	Over the shorter of the lease term or the estimated useful lives of the assets
Furniture and fixtures	5 years
Motor vehicles	5 years
Fixed assets have an estimated residual equal to 5% of the original cost.
Repair and maintenance costs are charged to expense as incurred, whereas the cost of renewals and betterments that extend the useful life of a fixed asset are capitalized as an addition to the related asset. Retirements, sales and disposals of assets are recorded by removing the cost and accumulated depreciation from the asset and accumulated depreciation accounts with any gain or loss reflected in the consolidated statements of operations and comprehensive income.
The Group recognizes website and internally used software development costs in accordance with ASC subtopic 350-40 (“ASC 350-40”), Intangibles-Goodwill and Other: Internal-Use Software. As such, the Group expenses all costs that are incurred in connection with the planning and implementation phases of development and costs that are associated with repair or maintenance of the existing websites and software. Costs incurred in the development phase are capitalized and amortized over their estimated expected life. Since the inception of the Group, the amount of property and equipment costs qualifying for capitalization has been insignificant and as a result those costs have been expensed as incurred.

8)	Intangible assets
The Group recognizes costs to develop its online game products in accordance with ASC subtopic 985 Software. Online game product development costs consist primarily of payroll, depreciation and other overhead expenses incurred by the Group to develop, maintain, monitor and manage the Group’s online gaming products. Costs incurred for the development of online game products prior to the establishment of technological feasibility are expensed when incurred and are included in product development expenses. Once an online game product has reached technological feasibility, all subsequent online game product development costs are capitalized until the product is available for marketing. Technological feasibility is evaluated on a product-by-product basis, but typically encompasses both technical design and game design documentation and only occurs when the online games have a proven ability to operate in an online game environment. Since the inception of the Group, the amount of online game development costs qualifying for capitalization as intangible assets was approximately RMB 28,746,000 and is being amortized over the estimated life of the corresponding online games.
Purchased software is stated at cost less accumulated amortization. Amortization is computed using the straight-line method over three years.
The intellectual property rights purchased are capitalized and amortized on a straight-line basis over the estimated useful economic life of the relevant online game. The online game related to the intellectual property rights has commenced operations in April 2010 and as a result, amortization has commenced as of that date. The online game and the related intellectual property rights were part of a subsidiary that was deconsolidated as of December 31, 2010 (See Note 5).
The intangible asset arising from the acquisition of a Snow Wolf Software consists of one online software game and was recorded at its fair value with a useful life of 3 years. The online software game will be amortized on a straight-line basis over three years. The intangible assets arising from the Julun Network acquisition also consists of one online software game and was recorded at its fair value with an estimated useful life on a straight line basis over 5 years.

9)	Impairment of long-lived assets and intangible assets
Long-lived assets, including intangible assets, are evaluated for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable in accordance with ASC subtopic 360-10 (“ASC 360-10”), Property, Plant and Equipment: Overall. When such events occur, the Company assesses the recoverability of the long lived assets by comparing the carrying amount to the estimated future undiscounted cash flow associated with the related assets. If the future net undiscounted cash flows are less than the carrying amount of the assets, the assets are considered impaired and an expense is recognized equal to the amount required to reduce the carrying amount of the assets to their then estimated fair value. Fair value is generally determined by discounting the cash flows expected to be generated by the assets, when the market prices are not readily available for the long-lived assets.
The Group recorded an impairment loss associated with an online game and its related intellectual property rights amounting to RMB46,557,669 (US$7,054,192) during the year ended December 31, 2010 (See Note 8). There were no indicators of impairment noted during the year ended December 31, 2009.
10)	Goodwill
Goodwill represents the excess of the purchase price over the estimated fair value of net tangible and identifiable intangible assets acquired. The Group’s goodwill and acquisition related intangible assets outstanding at December 31, 2010 were related to the Group’s acquisition of two subsidiaries (Note 3). In accordance with the provisions of ASC subtopic 350 (“ASC 350”), Goodwill and Other Intangible Assets, goodwill amounts are not amortized, but rather are tested for impairment at least annually or more frequently if there are indicators of impairment present.
The performance of the impairment test involves a two-step process. The first step of the impairment test involves comparing the fair value of the reporting unit with its carrying amount, including goodwill. Fair value is primarily determined by computing the future discounted cash flows expected to be generated by the reporting unit. If the reporting unit’s carrying value exceeds its fair value, goodwill may be impaired. If this occurs, the Group performs the second step of the goodwill impairment test to determine the amount of impairment loss.
The fair value of the reporting unit is allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit’s goodwill. If the implied goodwill fair value is less than its carrying value, the difference is recognized as impairment loss. The Group determined it has one reporting unit in which all goodwill was tested for impairment at each reporting period end resulting in no impairment charges for the periods presented.

11)	Available-for-sale investment
The Company has designated its investment in convertible redeemable preferred shares (“Preferred Share”) of Five One Network Development Co. Ltd., (“51.com”) and Mobile Embedded Technology Inc. (“MET”) as available-for-sale in accordance with ASC320-10. Such available-for-sale investments are reported at fair value, with unrealized gains and losses recorded in accumulated other comprehensive income (loss) in shareholders’ equity. Realized gains or losses are charged to earnings during the period in which the gain or loss is realized. If the Company determines a decline in fair value is other-than-temporary, the cost basis of the individual security is written down to its estimated fair value. The new cost basis will not be adjusted for subsequent recoveries in fair value. Determination of whether declines in value are other-than-temporary requires significant judgment. Subsequent increases and decreases in the fair value of available-for-sale securities will be included in comprehensive income (loss) through a credit or charge to shareholders’ equity except for an other-than-temporary impairment, which would be charged to current period earnings.
Dividend and interest income, including amortization of the premium and discount arising at acquisition, for all categories of investments in securities are included in earnings.
12)	Fair value of financial instruments
Financial instruments of the Group primarily comprise of cash and cash equivalents, accounts receivable, certain other current assets, amounts due from related parties and research-and-development (“R&D”) entity partners, short-term investments, investments in available-for-sale securities, held-to-maturity investment, and payables and accrued expenses. As of December 31, 2009 and 2010, the carrying values of these financial instruments except for investment in preferred shares approximated their fair values due to the short-term maturity of these instruments. The carrying amount of our held-to-maturity investment approximates its fair value, which was estimated based on quoted market interest rates. The carrying amount of the Group’s available-for-sale investments were initially stated at fair value and subsequently re-measured and recorded at fair value at every year.
13)	Other assets
Other assets represent amounts paid for the right to use land in the PRC and are recorded at purchase cost less accumulated amortization. Amortization is provided on a straight-line basis over the terms of the respective land use rights agreements, which are 50 years.
14)	Revenue recognition
The Group currently provides online game services in the PRC and recognizes revenue in accordance to the criteria of ASC subtopic 605 (“ASC 605”), Revenue Recognition when persuasive evidence of an arrangement exists, the service has been rendered, the sales price is fixed or determinable, and collectability is reasonably assured.

The Group operates Massively Multiplayer Online Role-Playing Games (“MMORPG”) under a free-to-play model. Under this model, players can access the games free of charge but may purchase game points for in-game premium features.

The Group sells prepaid cards, in physical or virtual forms, for its in-game premium features to distributors who in turn sell the prepaid cards to end customers. The prepaid game cards provide customers with a pre-specified number of game points for consumption. All prepaid cards sold to distributors require upfront advance cash payments. The Group also sells game points through online sales directly to end customers using their credit or debit cards, which is generally settled by the banks immediately within one to two days. Proceeds from the sale of prepaid game cards from distributors and online sale of game points are initially recognized as an advance from distributors. These prepaid fees are reclassed to deferred revenue upon the end users’ online registration and conversion of the game points into the respective user accounts. The Group’s end users are required to “activate” the prepaid game cards by using access codes and passwords to transfer the value of those cards to game points in their personal user accounts. The Group does not recognize revenue for game cards which are sold but not yet converted into game points and used by customers to purchase premium features as the Group is required to provide future services, in the form of in-game premium features, related to those cards or points. Deferred revenue is recognized as revenue over the estimated life span of the premium features purchased or as the premium features purchased with the game points are consumed. The estimated life span of premium features is determined based on historical player usage patterns and playing behavior. When the life span of certain premium features cannot be reliably determined based on historical paying player patterns and behavior, the related revenues are recognized over the estimated game life. Future usage patterns may differ from the historical usage patterns on which the Group’s revenue recognition policy is based. The Group monitors the operational statistics and usage patterns of its online games and modifies the expected life span when materially different.

Prepaid cards sold by the Group have an expiration period of two years, if not returned or activated, after which the Group could suspend the cards and will recognize the related advance from distributors and/or deferred revenue. The Group has implemented a return policy for distributors to allow returns of unsold prepaid cards that have not expired up to a certain limit after six months. As of December 31, 2010, the Group has not received any returns. In addition, no refunds are allowed once game points have been transferred to the end users’ personal user accounts.

The Group sells prepaid game cards at a discount to its distributors. The Group accounts for such discounts in accordance with ASC subtopic 605-15 (“ASC 605-15”), Revenue: Product. Such discounts are initially accounted for as a reduction of deferred revenue. As a result, deferred revenue includes the value of activated discounted and undiscounted prepaid cards and game points, which are subsequently recognized as revenue on a weighted average basis when the Group provides future services in the form of premium features.

The Group also receives royalty income from a third party incorporated in Taiwan, which was a related party prior to June 2009, in exchange for licensing ZT Online and providing related technical support. The license allows the operation of the games in Hong Kong, Taiwan, Macau, Singapore and Malaysia. The royalty fees are determined based on an agreed percentage of game points consumed by the players with accounts registered with the third party, net of applicable withholding tax, which becomes fixed or determinable at the time actual usage occurs. The related royalty income is recognized on a monthly basis, as the third party confirms its sales activity for the period. As a result of the foreign currency restrictions over the remittance of funds from Taiwan to the PRC to repay outstanding payables to the Group, beginning on October 1, 2008, such royalty income is recorded at the estimated fair value of the personnel services paid by the third party paid on behalf of the Group in accordance with the provisions of ASC subtopic 845-10 (“ASC 845-10), Nonmonetary Transactions: Overall.

The Group also licenses ZT Online to overseas third parties in Vietnam from 2009 and in Russia from 2010. The royalty income is determined based on an agreed percentage of game points consumed by the players with accounts registered with the game vendors, net of applicable withholding tax, which becomes fixed or determinable at the time actual usage occurs. The related royalty income is recognized on a monthly basis, as the game vendors confirm their sales activities for the period.

On October 28, 2009, the Company and Shenzhen Tencent Computer Systems Company Limited (“Tencent Computer” or “Tencent”) entered into a three year ZT Online Green Edition — Online Software Cooperation Agreement (“Cooperation Agreement”) to attract more players to play ZT Online Green Edition from the Tencent QQ Game platform user base. Under the Cooperation Agreement, the Company receives royalty income in exchange for licensing ZT Online, and service fees for providing servers, broadband resources and technical consulting services (collectively known as “IT services”). The Group accounts for the royalty income and service fees in accordance with ASC subtopic 605-25-25 (“ASC 605-25-25”) Revenue Recognition for Multiple-Element Arrangements. The royalty income and service fees are both determined based on an agreed percentage of game point revenue earned from players with accounts registered with Tencent, net of applicable withholding tax. Royalty payments are recognized as revenue, when all contingencies associated with royalty payments have been resolved, when no remaining performance obligations exist relating to those payments and upon receipt of a confirmation of sales activity from Tencent. The service fees are contingent upon the future delivery of the IT services and game point revenue earned from players with accounts registered with Tencent. Service fees are recognized on a straight-line basis from the point in time at which the contingency has been resolved, over the remaining period of the Cooperation Agreement.

The Group also operates MMORPG under a pay-to-play model. Under this model, the Group receives subscription fees from distributors for the sale of time units, which allow end users to access its online game products. The distribution of time units to the end users typically is made by sales of prepaid game cards, in physical or virtual form. The prepaid game cards entitle the end users to access the Group’s online game products for a specified period of time in accordance with the Group’s published expiration policy. All subscription fees are deferred when received and revenue is recognized based upon the actual usage of time units by the end users, or when the end users are no longer entitled to access the online game products in accordance with the Group’s published expiration policy.

The Group also sells security cards to its online game players which are used to protect or lock players’ personnel user accounts from being hacked. In 2010, revenue recognized has not been significant, with the total amount of RMB452,300 (US$68,530) (2009: RMB130,074, 2008: RMB612,444) recorded as other revenue. The Group is subject to a withholding value added tax (“VAT”), on sales of the security cards at an applicable rate of 3% (2009: 3%). Other revenue is recognized net of VAT.

The Group’s VIE subsidiary is subject to a 5% business tax and related surcharges on the revenues earned from the sale of game points by Giant Network and are deducted from online game revenues. The Group’s PRC subsidiary, Zhengtu Information, is also subject to a 5% business tax and related surcharges on its royalty income earned and are deducted from overseas licensing income. Such business tax and related surcharges for the years ended 2008, 2009 and 2010 are RMB95,937,321, RMB72,701,726 and RMB 85,019,261 (US$12,881,706), respectively.

The Group does not defer any costs associated with the sale of its prepaid cards or game points.
15)	Cost of services
Cost of services consists primarily of payroll, depreciation and amortization, maintenance and rental of computer equipment, production costs for prepaid game cards, and other overhead expenses directly attributable to the provision of the Company’s online game services.

Cost of services also includes a 5% business tax, 3% (net) VAT and related surcharges on technical and consulting fees and royalty fees charged by the Group’s PRC subsidiary, Zhengtu Information, to the Group’s VIE subsidiary, Giant Network. Such business tax, VAT and related surcharges for the years ended December 31, 2008, 2009 and 2010 are RMB66,418,440, RMB39,066,834 and RMB37,192,656 (US$5,635,251), respectively.
16)	Advertising expenses
Advertising costs are expensed when incurred as sales and marketing expenses and amounted to approximately RMB70,402,000, RMB31,426,000 and RMB65,297,000 (US$9,894,000) for the years ended December 31, 2008, 2009 and 2010, respectively.
17)	Research and product development expenses
Costs incurred for the development of online game products prior to the establishment of technological feasibility and costs incurred for maintenance after the online game products are available for marketing are expensed when incurred and are included in research and product development expenses.
18)	Comprehensive Income
Comprehensive income is defined as the change in equity of the Company during a period from transactions and other events and circumstances excluding transactions resulting from investments by owners and distributions to owners. Comprehensive income is reported in the consolidated statements of shareholders’ equity. Accumulated other comprehensive loss of the Company consists of the foreign currency translation adjustments and unrealized holding gains and losses of available-for-sale investments (net of any reclassification adjustments) and their corresponding deferred tax impact, if any.
19)	Share-based compensation
The Group’s employees participate in the Company’s 2006 and 2007 stock incentive plan including share options and restricted shares, which is more fully described in Note 17. In 2010, the Group granted restricted shares to employees. The Group accounts for its share-based payments pursuant to ASC subtopic 718-10 (“ASC 718-10”), Compensation-Stock Compensation: Overall. According to ASC 718-10, all grants of share options to employees are recognized in the consolidated financial statements based on their grant date fair values. The Company’s share options and restricted shares are subject to graded vesting provisions. Fair value of share options is determined with the assistance of an independent third party valuation firm, using a binomial option pricing model derived by management. Fair value of restricted shares is determined by the fair market value at the grant day. The Group has elected to recognize compensation expense using the accelerated method for all share options and restricted shares with service conditions that have a graded vesting schedule

ASC 718-10 requires forfeitures to be estimated at the time of grant and revised, if necessary, in the subsequent year if actual forfeitures differ from initial estimates. Share-based compensation expense is recorded net of estimated forfeitures such that expense was recorded only for those share-based awards that are expected to vest. Forfeiture rate is estimated based on historical and future expectation of employee turnover rate and are adjusted to reflect future change in circumstances and facts, if any.

The Group records share-based compensation expense for awards granted to non-employees in exchange for services at fair value in accordance with the provisions of ASC subtopic 505-50 (“ASC 505-50”), Equity: Equity based Payment to Non-employees. For the awards granted to non-employees, the Group records compensation expense equal to the fair value of the share options at the service performance date. The fair value of the unvested share options is recalculated at each reporting date as the service agreements signed with the non-employees do not include significant disincentive for non-performance. There were no share options issued to non-employees during the years ended December 31, 2008, 2009, and 2010, respectively.

A change in any of the terms or conditions of stock options shall be accounted for as a modification of the plan. Therefore, the Group calculates incremental compensation cost of a modification as the excess of the fair value of the modified option over the fair value of the original option immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested share options, the Group would recognize incremental compensation cost in the period the modification occurs and for unvested share options, the Group would recognize, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.
20)	Leases
Leases are classified at the inception date as either a capital lease or an operating lease. For the lessee, a lease is a capital lease if any of the following conditions exist: a) ownership is transferred to the lessee by the end of the lease term, b) there is a bargain purchase option, c) the lease term is at least 75% of the property’s estimated remaining economic life or d) the present value of the minimum lease payments at the beginning of the lease term is 90% or more of the fair value of the leased property to the lessor at the inception date. A capital lease is accounted for as if there was an acquisition of an asset and an incurrence of an obligation at the inception of the lease. All other leases are accounted for as operating leases wherein rental payments are expensed as incurred. The Group has no capital leases for any of the years stated herein.
21)	Income taxes
The Group follows the liability method in accounting for income taxes in accordance to ASC subtopic 740-10 (“ASC 740-10”), Income Taxes: Overall. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the year in which the differences are expected to reverse. The Group records a valuation allowance to offset deferred tax assets if based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized in income in the year that includes the enactment date.
22)	Accounting for uncertain income tax positions
The Group adopted ASC 740-10 (“ASC 740-10”), Income Taxes: Overall on January 1, 2007 which clarifies the accounting for uncertainty in income taxes by prescribing the recognition threshold a tax position is required to meet before being recognized in the financial statements. The Group did not incur a cumulative adjustment upon the adoption of ASC 740-10. The Group has elected to classify interest and penalties related to an uncertain tax position, if and when required, as part of income tax expense in the consolidated statements of operations and comprehensive income.
23)	Earnings per share
Earnings per share are calculated in accordance with ASC subtopic 260-10 (“ASC 260-10”), Earnings Per Share: Overall. Basic earnings per share is computed by dividing net income attributable to holders of ordinary shares by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share are computed using the weighted average number of shares and dilutive equivalent shares outstanding during the period. Dilutive equivalent shares consist of ordinary shares issuable upon the exercise of stock options granted, with an exercise price less than the average fair market value for such period, using the treasury stock method. Dilutive equivalent shares are excluded from the computation of diluted earnings per share if their effects would be anti-dilutive.
24)	Financial incentives
Government financial incentives are recognized as income upon receipt (see Note 16) as there are no conditions or continuing performance obligations of the Company attached to any of the governmental financial incentives received.
25)	Share Repurchase Program
Pursuant to a Board of Directors’ resolution on December 24, 2007, the Company’s management is authorized to repurchase up to US$200 million of the Company’s ADSs (“Share Repurchase Plan 1”). This plan terminated in accordance with its terms on February 13, 2008 with a total of 17,484,100 ADSs repurchased on the open market, for a total consideration of US$200 million. During 2007 and 2008, the Company repurchased 1,429,100 ADSs and 16,055,000 ADSs, respectively, under this plan for a consideration of US$17.3 million and US$182.7 million, respectively.

On August 11, 2008, the Board of Directors unanimously authorized management to repurchase another up to US$150 million of the Company’s ADSs (“Share Repurchase Plan 2”). The Board of Directors also agreed to review the Company’s share repurchase program periodically, and to adjust the amount authorized for repurchase as necessary. During 2008 and 2009, the Company has repurchased 14,947,200 ADSs and 1,570,785 ADSs, respectively, under this plan for a consideration of US$97.8 million and US$9.2 million, respectively.

In August 2009, the Board of Directors terminated the Share Repurchase Plan 2 and approved a new share repurchase plan (“Share Repurchase Plan 3”), authorizing the Company to repurchase up to US$150 million of its ADSs. Under this share repurchase plan, the Company may repurchase its shares under one year, unless further extended or shortened by the Board of Directors within one year, as prescribed under the board resolution and as defined by SEC regulations. As of December 31, 2009 and 2010, no ADSs have been repurchased under this plan.

The Company accounted for those shares repurchase as Treasury Stock at cost in accordance to ASC Subtopic 505-30 (“ASC 505-30”), Treasury Stock (Pre-codification: Accounting Principles Board Opinion No. 6), and is shown separately in the Shareholders’ Equity as the Company has not yet decided on the ultimate disposition of those ADSs acquired. When the Company decides to retire the treasury stock, the difference between the original issuance price and the repurchase price is debited into retained earnings.
26)	Segment reporting
The Group follows ASC subtopic 280 (“ASC 280”), Segment Reporting. The Group’s chief operating decision-maker, who has been identified as the Chief Executive Officer, reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole and hence, the Group has only one reportable segment. The Group operates and manages its business as a single segment through the provision of online gaming services. As the Group’s long-lived assets are substantially all located in the PRC and substantially all the Group’s revenues are derived from within the PRC, no geographical segments are presented.
27)	Concentration of risk
Credit risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments, amounts due from related parties and R&D entity partners. As of December 31, 2009 and 2010, substantially all of the Group’s cash and cash equivalents and short-term fixed rate time deposits were held by Chinese major financial institutions located in the PRC and Hong Kong. Historically, deposits in Chinese banks are secured due to the state policy on protecting depositors’ interests. However, China promulgated a new Bankruptcy Law in August 2006 that has come into effect on June 1, 2007, which contains a separate article expressly stating that the State Council promulgates implementation measures for the bankruptcy of Chinese banks based on the Bankruptcy Law when necessary. Under the new Bankruptcy Law, a Chinese bank can go into bankruptcy. In addition, since China’s concession to the World Trade Organization, foreign banks have been gradually permitted to operate in China and have been significant competitors against Chinese banks in many aspects, especially since the opening of the Renminbi business to foreign banks in late 2006. Therefore, the risk of bankruptcy of those Chinese banks in which the Group has deposits has increased. In the event of bankruptcy of one of the banks which holds the Group’s deposits, it is unlikely to claim its deposits back in full since it is unlikely to be classified as a secured creditor based on PRC laws. Since the global financial crisis began during the third quarter of 2008, the risk of bankruptcy of those banks in which the Group has deposits or investments has increased significantly. In the event of bankruptcy of one of these financial institutions, it may be unlikely to claim its deposits or investments back in full. The Group continues to monitor the financial strength of these financial institutions.

Amounts due from related parties and R&D entity partners are typically unsecured, interest free and without any fixed term of repayment. Any negative events or deterioration in financial well-being with respect to Group’s related parties and R&D entity partners may cause material loss to the Group and have a material effect on the Group’s financial condition and results of operations.

The Company’s available-for-sale investments, 51.com and MET are reported at fair value, with unrealized gains and losses recorded in accumulated other comprehensive income (loss) in shareholders’ equity (see Note 2 11 Available for sale securities). The held to maturity investment of New China Trust is secured, bears a fixed quarterly yield of 1.5% per quarter (6% per annum) and has a fixed maturity date. The investment contracts of Shanghai Lingang New City Land Reserves (“Shanghai Lingang”) and Anhui Hailuo Investment Co., Ltd (“Anhui Hailuo”). are secured, bear fixed yields of 4.0% and 4.2% per annum respectively and have fixed maturity dates. The principal amounts of the Shanghai Lingang and Anhui Hailuo investment contracts are wholly guaranteed by China Minsheng Banking Corp. Ltd. Any negative events or deterioration in financial well-being with respect to the counterparties of the above investments and the underlying collateral may cause material loss to the Group and have a material effect on the Group’s financial condition and results of operations.

Business and economic risk

The Group participates in a high technical industry and believes that changes in any of the following areas could have a material adverse effect on the Group’s future financial position, results of operations or cash flows: changes in the overall demand for services; competitive pressures from other online gaming companies; advances and new trends in new technologies and industry standards; changes in bandwidth suppliers; changes in certain strategic relationships or distributor relationships; regulatory considerations; and risks associated with the Group’s ability to attract and retain employees necessary to support its growth.

All of the Group’s revenues for the year ended December 31, 2008 were primarily derived from a single online game. More than 90% of the Group’s revenues for the year ended December 31, 2009 and 2010 were primarily derived from a single online game. No individual customer (both distributor and end user) accounted for more than 10% of net revenues for the year ended December 31, 2008, 2009 and 2010.

The Group’s operations could be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC government has been pursuing economic reform policies for more than 20 years, no assurance can be given that the PRC government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC political, economic and social conditions. There is also no guarantee that the PRC government’s pursuit of economic reforms will be consistent or effective.

Currency convertibility risk

Substantially all of the Group’s businesses are transacted in RMB, which is not freely convertible into foreign currencies. On January 1, 1994, the PRC government abolished the dual rate system and introduced a single rate of exchange as quoted daily by the People’s Bank of China. However, the unification of the exchange rates does not imply the convertibility of RMB into U.S. dollar or other foreign currencies. All foreign exchange transactions continue to take place either through the People’s Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People’s Bank of China. Approval of foreign currency payments by the People’s Bank of China or other institutions requires submitting a payment application form together with suppliers’ invoices, shipping documents and signed contracts.

Foreign currency exchange rate risk

From July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. On June 19, 2010, the People’s Bank of China announced the end of the RMB’s de facto peg to U.S. dollar, a policy which was instituted in late 2008 in the face of the global financial crisis, to further reform the RMB exchange rate regime and to enhance the RMB’s exchange rate flexibility. The exchange rate floating bands will remain the same as previously announced in the inter-bank foreign exchange market. The depreciation of the U.S. dollar against RMB was approximately 0.1% in 2009 and 3.3% in 2010. Any significant revaluation of RMB may materially and adversely affect the Company’s cash flows, revenues, earnings and financial position, and the value of, and any dividends payable on, the ADS in U.S. dollars. As a result, an appreciation of RMB against the U.S. dollar would result in foreign currency translation losses when translating the net assets of the Company from the U.S. dollar into RMB.
28)	Dividends
Dividends of the Company are recognized when declared. Relevant laws and regulations permit payments of dividends by the PRC subsidiaries and affiliated companies only out of their retained earnings, if any, as determined in accordance with respective accounting standards and regulations.
29) Recent accounting pronouncements
In January 2010, the FASB issued ASU No. 2010-06 (“ASU 2010-06”), Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820 (ASC 820), Fair Value Measurements and Disclosures (Pre-codification: FAS 157 Fair Value Measurements) to require a number of additional disclosures regarding (1) the different classes of assets and liabilities measured at fair value, (2) the valuation techniques and inputs used, (3) the activity in Level 3 fair value measurements, and (4) the transfers between Level 1, 2, and 3. The new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The adoption of ASU 2010-06 did not have a material impact on the Group’s consolidated financial statements disclosures.

In July 2010, the FASB issued a final Accounting Standards Update 2010-20 (“ASU 2010-20”), which requires entities to provide extensive new disclosures in the financial statements about the financing receivables, including credit risk exposures and the allowance for credit losses. A financing receivable is an arrangement that represents a contractual right to receive money on demand or on fixed or determinable dates and that is recognized as an asset in the entity’s statement of financial position. Entities with financing receivables will be required to disclose, among other things (a) a roll-forward of the allowance for credit losses; (b)credit quality information such as credit risk scores or external credit agency ratings; (c) impaired loan information; (d) modification information; and (e)non-accrual and past due information. For public entities, the disclosures are effective for interim and annual reporting periods ending on or after December 15, 2010. The adoption of ASU 2010-20 did not have a material impact on the Group’s consolidated financial statements disclosures.

In December 2010, the FASB issued ASU No. 2010-28 (“ASU 2010-28”), Intangibles — Goodwill and Other (“ASC 350”): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. The objective of this standard is to address questions about entities with reporting units with zero or negative carrying amounts because some entities concluded that Step 1 of the test is passed in those circumstances because the fair value of their reporting unit will generally be greater than zero. The amendments in this standard modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. This standard is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. The Group does not expect the adoption of ASU 2010-28 will have a material impact on its consolidated financial statements.

In December 2010, the FASB issued ASU No. 2010-29 (“ASU 2010-29”), Disclosure of Supplementary Pro Forma Information for Business Combinations (“ASC 805”). The objective of this standard is to address diversity in practice about the interpretation of the pro forma revenue and earnings disclosure requirements for business combinations. This standard specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. This standard also expands the supplemental pro forma disclosures under ASC 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. This standard is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted. The Group does not expect the adoption of ASU 2010-29 will have a material impact on its consolidated financial statements.